EXHIBIT 10.2

EXECUTION VERSION

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT
    This FOURTH AMENDMENT (this “Amendment”), dated as of July 28, 2022, amends the Second Amended and Restated Loan Agreement, dated as of June 3, 2004 (as amended to date, the “AESOP I Operating Lease Loan Agreement”), among AESOP LEASING L.P., a Delaware limited partnership (“AESOP Leasing” or the “Borrower”), PV HOLDING CORP., a Delaware corporation (“PVHC”), as a Permitted Nominee of the Borrower, QUARTX FLEET MANAGEMENT, INC., a Delaware corporation (“Quartx”), as a Permitted Nominee of the Borrower, and AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC (formerly known as Cendant Rental Car Funding (AESOP) LLC), a Delaware limited liability company (“ABRCF” or the “Lender”). Unless otherwise specified herein, capitalized terms used herein shall have the meanings ascribed to such terms in (i) the Definitions List attached as Schedule I to the Second Amended and Restated Base Indenture, dated as of June 3, 2004 (as amended to date, the “Base Indenture”), between ABRCF, as issuer, and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to The Bank of New York), as trustee (the “Trustee”), as such Definitions List may from time to time be amended in accordance with the terms of the Base Indenture, or (ii) the AESOP I Operating Lease Loan Agreement, as applicable.
W I T N E S S E T H:
WHEREAS, pursuant to Section 13.1 of the AESOP I Operating Lease Loan Agreement, the AESOP I Operating Lease Loan Agreement may be amended with an agreement in writing signed by the Lender, AESOP Leasing, PVHC and Quartx and consented to in writing by the Trustee;
WHEREAS, pursuant to Section 12.2 of the Base Indenture, the AESOP I Operating Lease Loan Agreement may be amended with the written consent of ABRCF, the Trustee, any applicable Enhancement Provider, and the Requisite Investors;
        WHEREAS, the parties desire to amend the AESOP I Operating Lease Loan Agreement to reflect the allowance for Third-Party Permitted Sublessees in the Related Documents; and
WHEREAS, ABRCF has requested the Trustee, each applicable Enhancement Provider and the Requisite Investors to consent, and the Trustee, each applicable Enhancement Provider and the Requisite Investors have consented, to the amendment of certain provisions of the AESOP I Operating Lease Loan Agreement as set forth herein.
NOW, THEREFORE, it is agreed:
1.Section 10.14 of the AESOP I Operating Lease Loan Agreement shall hereby be amended by deleting the text “thirty-six (36) months” and inserting the text “forty-eight (48) months” in lieu thereof.
2.This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the AESOP I Operating Lease Loan Agreement.
3.This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which each of the following has occurred: (i) each of the parties hereto shall have executed and delivered this Amendment to the Trustee, (ii) the Rating Agency Consent Condition shall have been satisfied with respect to this Amendment and (iii) the Requisite

Investors, the Trustee, the Lender and, for any applicable Series of Notes, each applicable Enhancement Provider, shall have consented hereto.
4.From and after the Amendment Effective Date, all references to the AESOP I Operating Lease Loan Agreement shall be deemed to be references to the AESOP I Operating Lease Loan Agreement as amended hereby.
5.This Amendment may be executed in separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.
6.THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.
AESOP LEASING L.P.
By:    AESOP LEASING CORP.,
its general partner
By:    /s/ David Calabria___________________
Name: David Calabria
Title: Senior Vice President and Treasurer
PV HOLDING CORP.

By:     /s/ Jean M. Sera_____________________
Name: Jean M. Sera
Title: Senior Vice President, General Counsel and Secretary

QUARTX FLEET MANAGEMENT, INC.
By:     /s/ Jean M. Sera_____________________
Name: Jean M. Sera
Title: Senior Vice President, General Counsel and Secretary

AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC
By:    /s/ David Calabria___________________
Name: David Calabria
Title: Senior Vice President and Treasurer

Acknowledged and Consented To:
THE BANK OF NEW YORK TRUST COMPANY, N.A.,
as Trustee
By:    /s/ Vassilena Ouzounova______________
Name: Vassilena Ouzounova
Title: Vice President